Exhibit 99.2

3Q14 Financial Results Conference Call & Webcast November 6, 2014

Safe Harbor This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations and financial conditions of Amicus including but not limited to preclinical and clinical development of Amicus’ candidate drug products, cash runway, ongoing collaborations and the timing and reporting of results from clinical trials evaluating Amicus’ candidate drug products. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although Amicus believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Amicus’ forward-looking statements due to numerous known and unknown risks and uncertainties, including the “Risk Factors” described in our Annual Report on Form 10-K for the year ended December 31, 2013. All forward-looking statements are qualified in their entirety by this cautionary statement, and Amicus undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

3Q14 Investment Highlights Strength of Clinical Programs and Breadth of Technology Platforms With Potential to Create Significant Value for Shareholders and Patients Living with LSDs First oral therapy for Fabry patients with amenable mutations Two positive Phase 3 studies WW rights EMA pre-submission meeting 4Q14 Advancing 3 next-gen ERTs into clinic in next 3 years Fabry Pompe MPS I Addressing common limitations of ERTs CHARTTM Optimized carbohydrates vIGF2 tagging

Migalastat Monotherapy: Global Registration Studies Assembling Robust Dataset to Maximize Chances for Global Approvals of Migalastat Monotherapy for Fabry Patients with Amenable Mutations Study 011 (FACETS) Study 012 (ATTRACT) 67 patients naïve to ERT Placebo-controlled (6 months) Primary endpoint: reduction in substrate (kidney GL-3) at 6 and 12 months Secondary endpoint: kidney function (eGFR and mGFR) and 12- and 24-months 60 ERT experienced patients Switch study – 36 patients switched to migalastat, 24 remained on ERT Primary endpoint: comparability to ERT based on eGFR and mGFR over 18 months

Migalastat Monotherapy: Additional GL-3 Data at ASHG Additional GL-3 Data Further Validate GLP HEK Assay for Identifying Patients with Amenable Mutations Kidney Interstitial Capillary GL-3 In Study 011* *All patients with evaluable paired biopsies. Combines change from baseline to month 6 for Migalastat > Migalastat arm with change from month 6 to month 12 for Placebo > Migalastat arm. Results presented based on GLA mutation classification in GLP-validated HEK assay.

 Migalastat Monotherapy: Long-Term Kidney Function Data at ASHG Kidney Function (eGFR) Remained Stable and Compares Favorably to Natural History* Over Average of 32 months in Study 011 and Open-Label Extension Mean Annualized Change in GFR Renal Function (ml/min/m2/yr) (SEM) When comparing patients with Measures (n = 41) Over an Average of 32 Months with similar levels of proteinuria, Migalastat in 011 and 041 patients treated with migalastat are more stable in eGFR (CKD-EPI) -0.20 (0.60) their kidney function versus untreated patients. eGFR (MDRD) +0.63 (0.8) Dr. Daniel Bichet Investigator, University of Montreal 5 *Schiffmann et al., Nephrol Dial Transplant (2009)

Migalastat Monotherapy: Upcoming Study 012 Results at ASN Poster Title: Migalastat and Enzyme Replacement Therapy Have Comparable Effects on Renal Function in Fabry Disease: Phase 3 Study Results Date: Saturday, November 15, 2014 Time: 10:00 a.m. – 12:00 p.m. ET Location: Main Exhibit Hall A-C Poster Board Number: SA-PO1098 Collaborator: Kathleen M. Nicholls Important New Data on Cardiac and Other Key Secondary Endpoints to be Presented at American Society of Nephrology (ASN) in Philadelphia

Migalastat Monotherapy Experience for Fabry Information as of August 2014. All patients are receiving investigational drug, migalastat HCl, as part of ongoing clinical trials *Retention defined as # of patients who completed a study and chose to enter extension, e.g., Study 011 12-mo into 24-mo extension Total patients who have ever taken migalastat: 143 Total patient years of therapy: (no drug-related SAEs) 377 Maximum years on therapy: 8.6 Average retention rate into next study: 96% * Patients taking migalastat today as only therapy: 97 97 Patients Today Take Migalastat HCl as Only Therapy for Fabry Disease1

Global Regulatory Strategy Totality of clinical data 8+ years of data in extension studies Complete data set from Phase 3 studies (011 and 012) Centralized Procedure underway EMA Pre-Submission Meeting on track for 4Q14 Clear regulatory pathway Non-inferiority to ERT (Study 012) Pursuing Fastest Path to Approval for Migalastat

Next-Generation ERT for Pompe Disease

ATB200 rhGAA Contains Higher M6P and Binds M6P Receptor Better Than Myozyme/Lumizyme Amicus Expertise and Capabilities Enabled Development of Proprietary rhGAA ERT (ATB200) with Optimal Glycosylation for Improved Drug Targeting Developed proprietary cell line for producing rhGAA (designated as ATB200) ATB200 has significantly higher M6P content than existing rhGAA ERTs ATB200 binds intended M6P receptor substantially better than standard of care ERT

ATB200: Next-Generation Pompe ERT (rhGAA) Updated Preclinical Proof-of-Concept

ATB200 Led to Further Glycogen Reduction Compared to Lumizyme in Preclinical Studies in *Gaa* Knock-Out Mice

Residual Muscle Glycogen After ERT



Quadriceps
Glycogen
(ug/mg protein)
400
300
200
100
0
Vehicle
Lumizyme (20 mg/kg)
ATB200 (10 mg/kg)
ATB200 (20 mg/kg)
ATB200 (20 mg/kg) + Chaperone



Triceps
Glycogen
(ug/mg protein)
500
400
300
200
100
0
Vehicle
Lumizyme (20 mg/kg)
ATB200 (10 mg/kg)
ATB200 (20 mg/kg)
ATB200 (20 mg/kg) + Chaperone

12

Amicus Therapeutics

3-in-3 Strategy: Pathway to Clinic Milestones Fabry Next-Generation ERT 1H14 Phase 1 study initiation of IV migalastat in healthy volunteers 4Q14 Update on Fabry next-generation ERT development strategy Executing Strategy to Advance 3 Next-Generation ERTs into Clinic in Next 3 Years with Lead Programs in Fabry, Pompe and MPS I Milestones Pompe Next-Generation ERT 1Q14 Initial preclinical proof-of-concept presented at LDN WORLD Ongoing Longer-term preclinical proof-of-concept studies to optimize product for clinic with better tissue uptake and enzyme stability 3Q14 Manufacturing scale-up activities 4Q14 Positive EU regulatory interactions 2H14 Selection of final drug candidate and begin IND-enabling studies

3Q14 Financial Summary Financial Position Sept. 30, 2014 Current Cash: $85.2M 2014 net cash spend: $54-59M Cash runway: Into 2016 Capitalization Shares outstanding: 79,257,588 Cash Position Provides Runway Under Current Operating Plan Into 2016

3Q14 Financial Results Slide 15 ($000s) Sept. 30, 2014 Sept. 30, 2013 Total Revenue 293 39 Total Operating Expenses 17,109 15,174 Net Loss (17,149) (14,589) Net Loss Per Share (0.22) (0.29)

Questions & Answers

3Q14 Financial Results Conference Call & Webcast November 6, 2014